SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 20, 2010
FIDELITY SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	No. 000-22374	No. 58-1416811

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(404) 639-6500
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 23, 2010, Fidelity Southern Corporation issued a press release announcing that Millard Choate was elected to the Fidelity Southern Board at a meeting of the board held the same day. At this time, his committee service has not been determined.

Item 5.07	Submission of Matters to a Vote of Security Holders.
There were three matters submitted to a vote of security holders at Fidelity’s annual meeting of shareholders held on April 22, 2010.
There were 10,226,864 shares of Common Stock of Fidelity eligible to be voted at the Annual Meeting and 8,788,229 shares were represented at the meeting by the holders thereof, which constituted a quorum. The first proposal was the election of nine directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified. The number of votes for the election of the directors was as follows:

	Votes Cast	Votes Cast	Votes		Broker Non
Director	For	Against	Withheld	Abstain	Votes

James B. Miller, Jr.	6,435,026	—	122,459	—	3,669,379
David R. Bockel	6,433,611	—	123,289	—	3,669,964
Edward G. Bowen, M.D.	6,478,769	—	34,973	—	3,713,122
Donald A. Harp, Jr.	6,477,639	—	37,233	—	3,711,992
Kevin S. King	6,477,739	—	37,033	—	3,712,092
William C. Lankford, Jr.	6,478,903	—	34,705	—	3,713,256
H. Palmer Proctor, Jr.	6,438,982	—	114,547	—	3,673,335
W. Clyde Shepherd, III	6,478,975	—	34,561	—	3,713,328
Rankin M. Smith, Jr.	6,473,455	—	45,601	—	3,707,808
The second proposal was for the ratification of appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The number of votes for the ratification of Ernst and Young was as follows:

Votes Cast For	Votes Cast Against	Votes Withheld	Abstain	Broker Non Votes

8,751,585	32,837	—	3,807	—
The third proposal was a non-binding advisory vote on the compensation of its “Named Executive Officers” as described in the proxy statement. This proposal gave Fidelity’s shareholders the opportunity to endorse or not endorse executive compensation and policies. The number of votes for the proposal endorsing the compensation was as follows:

Votes Cast For	Votes Cast Against	Votes Withheld	Abstain	Broker Non Votes

8,453,351	304,818	—	30,060	—

Item 8.01	Other Events
Fidelity Southern Corporation issued a press release April 21, 2010 announcing that its subsidiary, Fidelity Bank, elected Millard Choate to the Bank’s Board of Directors on April 20, 2010.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued April 21, 2010

99.2	Press Release issued April 23, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer

April 27, 2010